Wave Life Sciences Corporate Presentation July 29, 2019 Exhibit 99.2

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

DESIGN & OPTIMIZE SEQUENCE STEREOCHEMISTRY CHEMISTRY Targeting genetically defined diseases with stereopure oligonucleotides Building fully integrated genetic medicines company led by neurology development programs Lead clinical program: Suvodirsen Phase 2/3 trial initiated for DMD (exon 51); program on development path toward US and global approvals Advancing additional exon skipping candidates for DMD Commercialization activities underway Lead clinical program: Two Phase 1b/2a trials ongoing for Huntington’s disease using differentiated allele-selective approach Advancing C9orf72 candidate for ALS and FTD SNP3 (HD) and ATXN3 (SCA3) Initial candidate selection ongoing for inherited retinal diseases Stereopure oligonucleotides across multiple therapeutic modalities Antisense | RNAi | Splicing Neuromuscular CNS Ophthalmology 100% global rights Takeda 50:50 option 100% global rights

Through iterative analysis of in vitro and in vivo outcomes and artificial intelligence-driven predictive modeling, Wave continues to define design principles that are deployed across programs to rapidly develop and manufacture clinical candidates that meet pre-defined product profiles DESIGN Unique ability to construct stereopure oligonucleotides with one defined and consistent profile Enables Wave to target genetically defined diseases with stereopure oligonucleotides across multiple therapeutic modalities OPTIMIZE A deep understanding of how the interplay among oligonucleotide sequence, chemistry, and backbone stereochemistry impacts key pharmacological properties SEQUENCE STEREOCHEMISTRY CHEMISTRY

WAVE RATIONAL DESIGN Control of stereochemistry enables the design and manufacture of oligonucleotides with one defined and consistent profile Designing the optimal, stereopure medicine STANDARD OLIGONUCLEOTIDE APPROACHES Pharmacologic properties include >500,000 permutations in every dose Impact: Unreliable therapeutic effects Unintended off-target effects Impact: Potential for best-in-class medicines that can address difficult-to-treat diseases

Source: Iwamoto N, et al. Control of phosphorothioate stereochemistry substantially increases the efficacy of antisense oligonucleotides. Nat Biotechnol. 2017;35:845-851. Creating a new class of oligonucleotides INDICATION, TARGET TRANSCRIPT, PRODUCT PROFILE SPLICING RNAi ANTISENSE DEFINE MODALITY DESIGN & OPTIMIZE VALIDATE SEQUENCE STEREOCHEMISTRY CHEMISTRY Free uptake in cellular models Animal models POTENCY STABILITY SPECIFICITY IMMUNE POTENCY DURABILITY TOXICOLOGY Candidates

CNS Muscle Liver MALAT1 Transcript Knockdown in Mice Knockdown of Serum hAPOC3 Protein Levels in Mice Two 5 mg/kg SC injections on Days 1&3 PBS Stereopure Eye MALAT1 Knockdown in Non-Human Primates Single 450 µg IVT injection 10 Weeks after single 100 µg ICV injection DMD: Percent Skipped Transcript in mdx23 Mice Stereorandom Stereopure Single 150 mg/kg IV injection Data represented in this slide from in vivo studies. CNS: PBS = phosphate buffered saline; Ctx = cortex; Str = striatum; Cb = cerebellum; Hp = hippocampus; SC = spinal cord. ICV = intracerebral; IVT = intravitreal; IV = intravenous; SC= subcutaneous. Retina Gastrocnemius MALAT1 Transcript Knockdown (% of control) Optimizing potency and durability across multiple tissues

Stereochemistry allows for Human TLR9 activation assay with 5mC modified CpG containing MOE gapmer Cytokine induction in human PBMC assay Stereochemistry affects immune activation Complement Activation Human TLR9 Activation Cytokine Induction Complement activation in non-human primate serum assay Data represented in this slide from in vitro studies. MOE = 2′-O-methoxyethylribose; PBMC = peripheral blood mononuclear cell; TLR9 = toll-like receptor 9. Stereorandom Stereopure Stereorandom Stereopure

THERAPEUTIC AREA/MODALITY TARGET DISCOVERY CANDIDATE CLINICAL REGISTRATION ESTIMATED U.S. PREVALENCE* PARTNER Duchenne muscular dystrophy Exon-skipping Suvodirsen Exon 51 ~2,000 WVE-N531 Exon 53 ~1,250 Exons 44, 45, 52, 54, 55 ~3,000 Neuromuscular diseases Multiple Huntington’s disease Allele – selective silencing WVE-120101 mHTT SNP1 ~10,000 / ~35,000 Takeda 50:50 option WVE-120102 mHTT SNP2 ~10,000 / ~35,000 Takeda 50:50 option mHTT SNP3 ~8,000 / ~30,000 Takeda 50:50 option ALS and FTD Allele – selective silencing WVE-C092 C9orf72 ~1,800 (ALS) ~7,000 (FTD) Takeda 50:50 option Spinocerebellar ataxia 3 Silencing ATXN3 ~4,500 Takeda 50:50 option CNS diseases Multiple† Takeda milestones & royalties Retinal diseases Multiple Metabolic liver diseases Silencing Multiple Pfizer milestones & royalties *Estimates of U.S. prevalence and addressable population by target based on publicly available data and are approximate; for Huntington’s disease, numbers approximate manifest and pre-manifest populations, respectively. †During a four-year term, Wave and Takeda may collaborate on up to six preclinical targets at any one time. A.A.: Accelerated approval; ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia; CNS: Central nervous system MUSCLE CNS OPHTHALMOLOGY HEPATIC U.S. A.A. filing planned in 2H 2020 pending dystrophin data OLE and Phase 2/3 Phase 1b/2a Phase 1b/2a Pipeline spanning multiple modalities, novel targets

Suvodirsen Duchenne Muscular Dystrophy (DMD)

DMD: a progressive, fatal childhood disorder Fatal, X-linked genetic neuromuscular disorder characterized by progressive, irreversible loss of muscle function, including heart and lung Genetic mutation in dystrophin gene prevents the production of dystrophin protein, a critical component of healthy muscle function Symptom onset in early childhood; one of the most serious genetic diseases in children worldwide Current disease modifying treatments have demonstrated minimal dystrophin expression and clinical benefit has not been established Impacts 1 in every 5,000 newborn boys each year; 20,000 new cases annually worldwide Neuro DMD Source: Parent Project Muscular Dystrophy. About Duchenne & Becker muscular dystrophy. Available at: https://www.parentprojectmd.org/care/for-healthcare-providers/. Accessed: November 2, 2018.

Potential benefits of stereopure oligonucleotide approach to treating Duchenne muscular dystrophy Exon skipping Neuro DMD Sources: Arnett ALH, et al. Mol Ther Methods Clin Dev. 2014;1:14038. doi:10.1038/mtm.2014.38. Counsell JR, et al. Sci Rep. 2017;7:79. doi: 10.1038/s41598-017-00152-5. Duan D. Mol Ther. 2018;25:2337-2356. Martinsen B, Dreyer P. Open Nurs Jrnl. 2016;10:131-138. Stitelman DH, et al. Mol Ther Methods Clin Dev. 2014;1:14040. doi:10.1038/mtm.2014.40. Scalable manufacturing Scalable manufacturing process to meet clinical and commercial supply requirements Cost of goods consistent with conventional oligonucleotide therapies Repeat administration Repeat administration may better address muscle cell turnover and need for broad distribution Functional dystrophin Production of meaningful levels of functional dystrophin protein Expected to result in therapeutic benefit Delivery Entry into cells (including progenitor cells) via free-uptake Enhanced nuclear uptake

Exon 51: Most frequent mutation among DMD patients ~13% of DMD patients amenable to Exon 51 skipping One exon-skipping therapy conditionally approved by FDA Minimal increase in dystrophin expression over baseline observed after 48 weeks; Mean increase 0.28%, Median increase 0.1%1 Clinical benefit not established Not approved ex-US Demand for additional treatment options remains high Established US and EU regulatory paths Neuro DMD Sources: 1eteplirsen label; 2Decision Resources, 3US, EU5, Japan; market-based pricing of commercially available DMD treatments Prevalent patient population represents >$1.5B global market opportunity3 Prevalent patient populations amenable to exon 51 skipping2 Suvodirsen: Wave’s lead stereopure exon skipping oligonucleotide for exon 51 amenable DMD

Exon 51: improved skipping efficiency RNA skipping determined by quantitative RT-PCR Wave isomers demonstrated a dose-dependent increase in skipping efficiency in vitro Free uptake at 10uM concentration of each compound with no transfection agent  Same foundational stereopure chemistry for Wave isomers; individually optimized to select candidate Neuro DMD Dose Response on Skipping Efficiency (mRNA, in vitro) (4 days) Experimental conditions: Free uptake of ASO in human DMD myoblast cells. Skipping quantified by TaqMan assay.

Exon 51: increased dystrophin restoration in vitro *Analogs dystrophin (400-427 kDa) vinculin (120 kDa) Marker Mock drisapersen* eteplirsen* suvodirsen WV-isomer 2 WV-isomer 3 Skeletal Muscle Tissue lysates Marker 0 µM Skeletal Muscle Tissue (2 fold less lysate) 0.1 µM 0.3 µM 1 µM 3 µM 10 µM Skeletal Muscle Tissue dystrophin (400-427 kDa) vinculin (120 kDa) Experimental conditions: DMD protein restoration by Western Blot in patient-derived myotubes with clear dose effect. Free uptake at 10 µM concentration of each compound with no transfection agent. suvodirsen Neuro DMD Oligonucleotide at 10 µM concentration In vitro dystrophin restoration suvodirsen ~52% drisapersen analogue ~1% eteplirsen analogue ~1%

Exon 51: improved oligonucleotide uptake in the nucleus where splicing occurs Stereopure oligonucleotides are designed to readily enter the nuclei of cells under free-uptake conditions, which approximates natural delivery in the body Free uptake of stereorandom and stereopure ASOs Experimental conditions: Free uptake of ASOs in 18 hour differentiating human DMD myoblasts (Δ48-50). Red Oligonucleotide Blue Nucleus Neuro DMD

Exon 51: in vivo target engagement of suvodirsen in healthy non-human primate 5 doses @ 30 mg/kg /week for 4 weeks healthy NHP by subcutaneous dosing Nested PCR Assay Neuro DMD Experimental conditions: Muscle tissues were collected 2 days after the last dose and fresh frozen.  Total RNAs were extracted with phenol/chloroform and converted to cDNA using high capacity kit.  Nested PCR assay was performed and analyzed by fragment analyzer.

Exon 51: no apparent tissue accumulation observed Standard oligonucleotides tend to accumulate in liver and kidney Wave rationally designed oligonucleotides optimized to allow compound to clear more effectively Suvodirsen demonstrated broad tissue distribution in dose dependent fashion No apparent accumulation observed after multiple doses Neuro DMD Experimental conditions: Mdx23 mice received a single 30-mg/kg intravenous bolus injection of suvodirsen or drisapersen analog (n=3/group), and sacrificed 24 or 48 hours post dose. Oligo quantifications in tissues were performed using hybridization ELISA assay. Single 30-mpk IV injection in mdx23 mice suvodirsen drisapersen analog µg/g

Suvodirsen: Phase 1 and OLE clinical trials 136 patients randomized in Phase 1 and four screened patients expected to enroll directly into Phase 1 OLE OLE: Open-label Extension; Full Phase 1 Results presented at MDA 2019 Scientific and Clinical Conference. Open-Label Extension Trial Ongoing Phase 1 Single Ascending Dose Trial 40 DMD patients amenable to exon 51 skipping1 ~20% of patients had received eteplirsen previously (following wash out) Suvodirsen had a favorable safety and tolerability profile in context of available treatments for continued development in OLE and Phase 2/3 trial Open to all patients in Phase 1 trial 1:1 randomization to 5 mg/kg and 3.5 mg/kg doses Patients receiving weekly IV doses of suvodirsen Interim analysis of dystrophin expression expected in 4Q 2019 Neuro DMD

Suvodirsen: Path towards US and global approvals Phase 1 Phase 1 single ascending dose clinical trial Based on in vitro and in vivo preclinical studies and Phase 1 clinical results, two suvodirsen doses selected for Phase 2/3 clinical trial Study complete Phase 2/3 Phase 2/3 clinical trial to assess clinical efficacy and dystrophin expression Efficacy and safety data to serve as basis of regulatory submissions globally Trial initiated OPEN-LABEL EXTENSION PHASE 1 PHASE 2/3: DYSTANCE 51 Open-label extension (OLE) Multi-dose, open-label study with patients from Phase 1 clinical trial currently underway Data will be an important component of submission for accelerated approval in US On track to deliver interim analysis of dystrophin expression in 4Q 2019 2H 2020: Potential FDA accelerated approval filing in exon 51 amenable DMD Neuro DMD

Phase 2/3 study selected for FDA Complex Innovative Trial Design (CID) pilot program Designed with input from global regulatory communities and DMD patient community DMD historical control data will be leveraged to potentially reduce number of patients required to deliver conclusive clinical efficacy results and to potentially accelerate study completion Neuro DMD Week -6 0 1 12 22 24 36 46 48 Screening Biopsy = NSAA = Randomization Placebo once weekly (~50 patients) OLE Suvodirsen 3 mg/kg once weekly (~50 patients) Suvodirsen 4.5 mg/kg once weekly (~50 patients) Note: 4.5 mg/kg dose in DYSTANCE 51 provides approximately the same amount of active ingredient as the 5 mg/kg dose in the Phase 1 clinical trial

Building a portfolio to transform the care of DMD Neuro DMD Sources: Aartsma-Rus A, et al. Hum Mutat. 2009;30:293-299. Bladen CL, et al. Hum Mutat. 2015;36:395–402. Suvodirsen targeting exon 51 Phase 2/3 trial initiated for global regulatory submissions Potential FDA accelerated approval filing in 2H 2020, pending positive clinical dystrophin expression data WVE-N531 targeting exon 53 Topline clinical data expected in 2H 2020 Advancing candidate development for exons 44, 45, 52, 54, 55 Early leads demonstrated similar in vitro exon skipping efficiency as suvodirsen and WVE-N531 Percentage of patients with DMD amenable to exon skipping therapeutic approach ~45% Exon 51 Exon 53 Exon 44 Exon 45 Exon 52 Exon 54 Exon 55 ~17% May not be amenable to single and double exon skipping ~38% Other exon skips Initiating commercialization activities in anticipation of first potential launch in US

Exon 53: WVE-N531 in vitro dose-dependent dystrophin restoration Free uptake for 6 days in differentiation media with no transfection agent and no peptide conjugated to the oligonucleotide Wave stereopure exon 53 candidate demonstrated a dose-dependent increase in dystrophin restoration in DMD patient-derived myoblasts Experimental conditions: D45-52 patient myoblasts were treated with oligonucleotide for 6d under free-uptake conditions in differentiation media. Protein harvested in RIPA buffer and dystrophin restoration analyzed by Western Blot. Signal normalized to vinculin loading control and to primary healthy human myotube lysate (pooled from four donors) forming a standard curve in d45-52 cell lysate. Neuro DMD Topline clinical data expected in 2H 2020 Dystrophin protein restoration of up to 71% Western Blot normalized to primary healthy human myoblast lysate

Exon 53: targeting oligonucleotide rapidly distributes to muscle within 24 hours after injection Bright field view 63x oil Nucleus: Hematoxylin; Light Blue Wave oligo: ViewRNA, Fast Red Nucleus: Hoechst33342; Blue Wave oligo: Fast Red/Cy3; Pink Red Fluorescence channel view Z Stack view Data derived from in vivo preclinical research. Experimental conditions: A single dose of stereopure oligonucleotide 30 mg/kg IV was administered to mdx 23 mice. Tissues collected 24 hours post dose and ASO was detected in muscles using ViewRNA. Neuro DMD

In vivo mdx23 dystrophin protein with oligonucleotides NT = nontreated mdx mouse; mdx/BL10 = mdx mouse in C57BL/10ScSnJ background; D2-mdx = mdx mouse crossed to DBA/2A background resulting in more severely affected model; CK = creatine kinase Experimental conditions (stereopure surrogate): Tissues collected 96 hours post final dose. Protein expression determined by western Blot. 1. Experimental conditions (drisapersen surrogate): Tissues collected 1 week after the last injection. Protein expression determined by western blot. van Putten M, Tanganyika-de Winter C, Bosgra S, Aartsma-Rus A. Nonclinical Exon Skipping Studies with 2'-O-Methyl Phosphorothioate Antisense Oligonucleotides in mdx and mdx-utrn-/- Mice Inspired by Clinical Trial Results. Nucleic Acid Ther. 2019 Apr;29(2):92-103. 2. Molecular Therapy – Nucleic Acids (2014) 3, e148 Gastrocnemius In vivo dystrophin protein restoration (stereopure surrogate, 150 mg/kg, 4 weekly IV doses) Standard Curve (% WT lysate in mdx23 lysate) mdx23 PBS DMD-1742 (150 mg/kg) 80% 60% 40% 20% 10% 5% 2.5% 0% 0% 0% 90% 67% 69% 93% 68% Dystrophin Vinculin % Dystrophin Treatment Mouse 70 – 90% dystrophin restoration 87% reduction in creatine kinase (CK) levels In vivo dystrophin protein restoration (drisapersen surrogate, 200 mg/kg, 8 weekly IV doses) Published literature Less than 1.5% dystrophin restoration in two separate studies1,2 No reduction in CK levels1 Neuro DMD

Single dose of surrogate results in restoration of dystrophin in muscle fibers Neuro DMD PBS DMD-1742 Immunohistochemistry of dystrophin in gastrocnemius in mdx23 mice at 4 weeks 10X Experimental conditions: mdx23 mice received a single IV injection of PBS or DMD-1742 (150 mg/kg). Immunohistochemistry: Blue: Nuclei, Hoechest; Yellow: Rabbit anti-Dystrophin(#ab15277) 1:400 diluent, 555/Cy3, Cy3 staining is represented by the yellow color. 10X magnification. PBS

Multiple doses of surrogate result in further restoration of dystrophin in muscle fibers Experimental conditions: mdx23 mice received 4 weekly IV injections of PBS or DMD-1742 (150 mg/kg). Immunohistochemistry: Blue: Nuclei, Hoechest; Yellow: Rabbit anti-Dystrophin(#ab15277) 1:400 diluent, 555/Cy3, Cy3 staining is represented by the yellow color. 10X magnification. Neuro DMD PBS DMD-1742 Immunohistochemistry of dystrophin in gastrocnemius in mdx23 mice at 4 weeks 10X 0X

WVE-120101 WVE-120102 Huntington’s Disease

Huntington’s disease: a hereditary, fatal disorder Sources: Auerbach W, et al. Hum Mol Genet. 2001;10:2515-2523. Dragatsis I, et al. Nat Genet. 2000;26:300-306. Leavitt BR, et al. J Neurochem. 2006;96:1121-1129. Nasir J, et al. Cell. 1995;81:811-823. Reiner A, et al. J Neurosci. 2001;21:7608-7619. White JK, et al. Nat Genet. 1997;17:404-410. Zeitlin S, et al. Nat Genet. 1995;11:155-163. Carroll JB, et al. Mol Ther. 2011;19:2178-2185. Huntington Disease Society of America (HDSA). What is Huntington’s disease? Available at: http://hdsa.org/what-is-hd/. Accessed: November 2, 2018. DNA CAG Repeat RNA wildtype (healthy) allele RNA mutant allele Normal CAG Repeat Expanded CAG Repeat Healthy protein (HTT) Mutant protein (mHTT) Neuro HD Autosomal dominant disease, characterized by cognitive decline, psychiatric illness and chorea; fatal No approved disease-modifying therapies Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT); accumulation of mHTT causes progressive loss of neurons in the brain Wildtype (healthy) HTT protein critical for neuronal function; suppression may have detrimental long-term consequences 30,000 people with Huntington’s disease in the US; another 200,000 at risk of developing the condition

Utilize association between single nucleotide polymorphisms (SNPs) and genetic mutations to specifically target errors in genetic disorders, including HD Allele-selective possible by targeting SNPs associated with expanded long CAG repeat in mHTT gene Approach aims to lower mHTT transcript while leaving healthy HTT relatively intact Potential to provide treatment for up to 70% of HD population (either oligo alone could address approximately 50% of HD population) Wave approach: novel, allele-selective silencing Source: Kay, et al. Personalized gene silencing therapeutics for Huntington disease. Clin Genet. 2014;86:29–36. Total: Due to overlap, an estimated ~70% of the total HD patient population carry SNP1 and/or SNP2 Neuro HD

Two simultaneous Phase 1b/2a clinical trials Neuro HD PRECISION-HD is a global clinical program consisting of the PRECISION-HD1 trial evaluating WVE-120101 targeting SNP1 and the PRECISION-HD2 trial evaluating WVE-120102 targeting SNP2 Two parallel, multicenter, double-blind, randomized, placebo-controlled Phase 1b/2a clinical trials for WVE-120101 and WVE-120102, administered intrathecally, with single-ascending dose and multiple-ascending dose portions Primary objective: Assess safety and tolerability of intrathecal doses in early manifest HD patients Key additional objectives: Measurement of total HTT and mHTT; exploratory pharmacokinetic (PK), pharmacodynamic (PD), clinical and MRI endpoints Key inclusion criteria: age ≥25 to ≤65, stage I or II HD who have screened positively for the presence of SNP1 or SNP2 Expected to enroll approximately 50 patients per trial Topline data expected to include: summary of clinical safety results, degree of mHTT protein lowering in CSF at 20 weeks, the ratio of total HTT versus mHTT in CSF at 20 weeks Open-label extension (OLE) study planned to allow for continued dosing and clinical assessments To include patients previously in the Phase 1b/2a clinical trials Assessments of safety, tolerability, PK, PD, MRI and efficacy using validated clinical outcome measures Intend to explore efficacy in early manifest and pre-manifest HD patient populations Topline data readout for PRECISION-HD2 expected by YE 2019

Selective reduction of mHTT mRNA & protein Reporter Cell Line* Neuro HD Source: Meena, Zboray L, Svrzikapa N, et al. Selectivity and biodistribution of WVE-120101, a potential antisense oligonucleotide therapy for the treatment of Huntington’s disease. Paper presented at: 69th Annual Meeting of the American Academy of Neurology; April 28, 2017; Boston, MA.

Demonstrated delivery to brain tissue WVE-120101 and WVE-120102 distribution in cynomolgus non-human primate brain following intrathecal bolus injection Demonstrated delivery to brain tissue In Situ Hybridization ViewRNA stained tissue Red dots are WVE-120102 oligonucleotide Arrow points to nuclear and perinuclear distribution of WVE-120102 in caudate nucleus Red dots are WVE-120101 oligonucleotide Arrow points to nuclear and perinuclear distribution of WVE- 120101 in cingulate cortex CIC = cingulate cortex In Situ Hybridization ViewRNA stained tissue  Neuro HD CN = caudate nucleus Source: Meena, Zboray L, Svrzikapa N, et al. Selectivity and biodistribution of WVE-120101, a potential antisense oligonucleotide therapy for the treatment of Huntington’s disease. Paper presented at: 69th Annual Meeting of the American Academy of Neurology; April 28, 2017; Boston, MA.

WVE-C092 Amyotrophic Lateral Sclerosis (ALS) Frontotemporal Dementia (FTD)

C9orf72: a critical genetic risk factor C9orf72 gene provides instructions for making protein found in various tissues, with abundance in nerve cells in the cerebral cortex and motor neurons C9orf72 genetic mutations are the strongest genetic risk factor found to date for the more common, non-inherited (sporadic) forms of Amyotrophic Lateral Sclerosis (ALS) and Frontotemporal Dementia (FTD); GGGGCC repeat drives the formation and accumulation of dipeptide repeat proteins that accumulate in brain tissue First pathogenic mechanism identified to be a genetic link between familial (inherited) ALS and FTD Most common mutation identified associated with familial ALS and FTD Availability of dipeptide biomarker in CSF has potential to accelerate drug development expanded GGGGCC repeat hexanucleotide repeat transcript Neuro C9orf72 Source: DeJesus-Hernandez M, Mackenzie IR, Boeve BF, et al. Neuron. 2011;72:245-256. Renton AE, Majounie E, Waite A, et al. Neuron. 2011;72:257-268.

Amyotrophic lateral sclerosis Fatal neurodegenerative disease characterized by the progressive degeneration of motor neurons in the brain and spinal cord Affects approximately 15,000-20,000 people in the US with a median survival of three years C9orf72 is present in approximately 40% of familial ALS and 8-10% of sporadic ALS; currently the most common demonstrated mutation related to ALS, far more so than SOD1 or TDP-43 Pathogenic transcripts of the C9orf72 gene contain hundreds to thousands of hexanucleotide repeats compared to 2-23 in wild-type transcripts; dominant trait with high penetrance Source: Renton AE, Chiò A, Traynor BJ. State of play in amyotrophic lateral sclerosis genetics. Nat Neurosci. 2014;17:17–23. Neuro C9orf72 ~40% ~8-10% ~10% ~90% Clinical development expected to initiate in 2H 2020

Frontotemporal dementia Progressive neuronal atrophy with loss in the frontal and temporal cortices characterized by personality and behavioral changes, as well as gradual impairment of language skills Affects approximately 55,000 people in the US Second most common form of early-onset dementia after Alzheimer’s disease in people under the age of 65 Up to 50% of FTD patients have a family history of dementia, many inheriting FTD as an autosomal dominant trait with high penetrance Pathogenic transcripts of the C9orf72 gene contain hundreds to thousands of hexanucleotide repeats compared to 2-23 in wild-type transcripts Neuro C9orf72 ~38% ~6% Sources: Stevens M, et al. Familial aggregation in frontotemporal dementia. Neurology. 1998;50:1541-1545. Majounie E, et al. Frequency of the C9orf72 hexanucleotide repeat expansion in patients with amyotrophic lateral sclerosis and frontotemporal dementia: a cross-sectional study. Lancet Neurol. 2012;11:323-330. 10% - 50% 50% - 90% Clinical development expected to initiate in 2H 2020

WVE-C092 demonstrated selective and potent silencing of expanded C9orf72 repeat transcripts in vitro experimental methods: C9 ALS patient derived MNs were treated with ASO gymnotically (free-uptake) for 1 week. Cell were harvested with Trizol reagent for RNA extraction. Taqman qPCR assays were used to detect V3 and all V. Neuro C9orf72 WVE-C092 preferentially reduces repeat-containing V3 transcripts IC50 (nM) WVE-C092 84 WVE-3972-01 411 Stereorandom ASO 845 Stereochemistry and chemistry optimization improves potency 10-fold

Ophthalmology

Building a portfolio for inherited retinal diseases Inherited retinal diseases (IRDs) Rare eye disorders caused by genetic mutations leading to progressive vision loss Only one approved therapy for an IRD Approximately 200,000 affected in the U.S. and millions world-wide Wave opportunity Oligonucleotides allow for intravitreal (IVT) injection; targeting twice per year dosing Stereopure oligonucleotides open up novel strategies in both dominant and recessive IRDs; potential for potent and durable effect with low immune response Sources: Daiger S, et al. Clin Genet. 2013;84:132-141. Wong CH, et al. Biostatistics. 2018; DOI: 10.1093/biostatistics/kxx069. Athanasiou D, et al. Prog Retin Eye Res. 2018;62:1–23. Daiger S, et al. Cold Spring Harb Perspect Med. 2015;5:a017129. Verbakel S, et al. Prog Retin Eye Res. 2018:66:157-186. Ophthalmology USH2A Usher syndrome 2A ~5,000 RHO P23H Retinitis pigmentosa ~1,800 ABCA4 Stargardt disease ~2,000 CEP290 Leber congenital amaurosis 10 ~1,000 Genetic target Inherited retinal disease US Population Addressable by Wave Approach Initial candidate expected in 2H 2019 150 µg PBS Broad Distribution One Week Post-Dose PBS Single IVT injection of stereopure oligonucleotide to NHP results in distribution throughout all layers of the retina and potent, extended duration of effect 1 week 2 months 4 months SP ASO >95% Knockdown in Retina Tissue MALAT1 oligonucleotide detected using ViewRNA assay; pink = oligonucleotide % mRNA Remaining (mMALAT1 / mHPRT1)

Anticipated upcoming Wave milestones Neuromuscular 4Q 2019: Interim dystrophin data readout for suvodirsen from OLE in DMD (exon 51) 2H 2020: Accelerated approval filing for suvodirsen in DMD (exon 51) in US, pending positive clinical dystrophin expression data 2H 2020: Topline clinical data for WVE-N531 in DMD (exon 53) CNS By YE 2019: Topline data readout from PRECISION-HD2 Phase 1b/2a trial in Huntington’s disease Early 2020: Topline data readout from PRECISION-HD1 Phase 1b/2a trial in Huntington’s disease 2H 2020: Initiation of clinical development of WVE-C092 (C9orf72) in ALS and FTD Ophthalmology 2H 2019: Selection of initial development candidate for inherited retinal disease

Realizing the potential of genetic medicines For more information: Kate Rausch, Investor Relations krausch@wavelifesci.com 617.949.4827